    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 20, 1999
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                               ZAPME! CORPORATION
             (Exact name of Registrant as specified in its charter)

              DELAWARE                               7370                              91-1836242
  (State or other jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   incorporation or organization)        Classification Code Number)             Identification Number)

                               ZAPME! CORPORATION
                       3000 EXECUTIVE PARKWAY, SUITE 150
                              SAN RAMON, CA 94583
                                 (925) 543-0300
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                LANCE MORTENSEN
                                    CHAIRMAN
                               ZAPME! CORPORATION
                             3000 EXECUTIVE PARKWAY
                              SAN RAMON, CA 94583
                                 (925) 543-0300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------
                                   COPIES TO:

         MARK A. BERTELSEN, ESQ.                             NORA L. GIBSON, ESQ.
          DON S. WILLIAMS, ESQ.                            PETER S. BUCKLAND, ESQ.
          MICHAEL S. ELLIS, ESQ.                           TAYLOR L. STEVENS, ESQ.
     WILSON SONSINI GOODRICH & ROSATI                       BRIAN E. COVOTTA, ESQ.
         Professional Corporation                      BROBECK, PHLEGER & HARRISON LLP
            650 Page Mill Road                                Spear Street Tower
           Palo Alto, CA 94304                                    One Market
              (650) 493-9300                               San Francisco, CA 94105
                                                                (415) 442-0900

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                           --------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ REGISTRATION FILE NO. 333-84557

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM         AMOUNT OF
        TITLE OF EACH CLASS OF                AMOUNT TO            OFFERING             AGGREGATE          REGISTRATION
      SECURITIES TO BE REGISTERED         BE REGISTERED(1)      PRICE PER SHARE      OFFERING PRICE          FEE(1)(2)
Common Stock, $0.01 par value per
  share................................        34,208               $12.00              $410,496               $115

(1) 10,804,545 shares were registered under Registration Statement
    No. 333-84557, in connection with which a filing fee of $35,938 was paid.

(2) Estimated solely for the purpose of calculating the amount of the Registration Fee in accordance with Rule 457(a) of the Securities Act, as amended.

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
                           INCORPORATION BY REFERENCE

    This registration statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1. The contents of the Registration Statement on Form S-1, as amended (File No. 333-84557), filed by ZapMe! Corporation and declared effective October 19, 1999 are hereby incorporated by reference.

                                 CERTIFICATION

    The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth in the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on October 20, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours on October 20, 1999.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Ramon, State of California, on the 20th day of October, 1999.

                                                       ZAPME! CORPORATION

                                                       By              /s/ LANCE MORTENSEN
                                                            -----------------------------------------
                                                                      Name: Lance Mortensen
                                                                         Title: CHAIRMAN

                               POWER OF ATTORNEY

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON OCTOBER 20, 1999 IN THE CAPACITIES INDICATED:

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 /s/ LANCE MORTENSEN
     -------------------------------------------       Chairman and Director
                   Lance Mortensen

                  /s/ RICK INATOME
     -------------------------------------------       Chief Executive Officer, President and
                    Rick Inatome                         Director

                /s/ ROBERT STOFFREGEN                  Chief Financial Officer and Assistant
     -------------------------------------------         Secretary
                  Robert Stoffregen                      (Principal accounting and financial officer)

                  /s/ DARRYL DEATON
     -------------------------------------------       Vice President and Director
                    Darryl Deaton

                 /s/ MICHAEL ARNOUSE
     -------------------------------------------       Director
                   Michael Arnouse

                 /s/ DOUGLAS BECKER
     -------------------------------------------       Director
                   Douglas Becker

                 /s/ THOMAS HITCHNER
     -------------------------------------------       Director
                   Thomas Hitchner

                    /s/ JACK KEMP
     -------------------------------------------       Director
                      Jack Kemp

                               INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                                     EXHIBITS
-----------------------  ------------------------------------------------------------
 5.1                     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                          Corporation as to legality of the Common Stock

23.1                     Consent of Ernst & Young LLP, Independent Auditors

23.2                     Consent of Wilson Sonsini Goodrich & Rosati, Professional
                          Corporation (included in Exhibit 5.1)

24.1                     Power of Attorney (previously filed in connection with
                          Registration No. 333-84557).